Rule 497(d)
                                     FT 524

                       Private Client Portfolio, Series 3

              Supplement to the Prospectus dated April 19, 2001

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) and WorldCom, Inc.-MCI Group (Ticker: MCITE) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002